Exhibit 99.1
Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/21/22 Page 1 of 6

BOIES, SCHILLER & FLEXNER LLP
RICHARD J. POCKER (NV Bar No. 3568)
300 South Fourth Street, Suite 800
Las Vegas, NV 89101
Telephone:     702.382.7300
Facsimile:     702.382.2755
rpocker@bsfllp.com

PAUL, WEISS, RIFKIND, WHARTON &
GARRISON LLP
WILLIAM A. ISAACSON (pro hac vice)
KAREN DUNN (pro hac vice)
2001 K Street, NW
Washington, DC 20006
Telephone:     202.223.7300
Facsimile:     202.223.7420
wisaacson@paulweiss.com
kdunn@paulweiss.com

MORGAN, LEWIS & BOCKIUS LLP
BENJAMIN P. SMITH (pro hac vice)
SHARON R. SMITH (pro hac vice)
One Market, Spear Street Tower
San Francisco, CA 94105
Telephone:     415.442.1000
Facsimile:     415.442.1001
benjamin.smith@morganlewis.com
sharon.smith@morganlewis.com

DORIAN DALEY (pro hac vice)
JAMES C. MAROULIS (pro hac vice)
ORACLE CORPORATION
500 Oracle Parkway, M/S 5op7
Redwood City, CA 94070
Telephone:     650.506.4846
Facsimile:     650.506.7114
dorian.daley@oracle.com
jim.maroulis@oracle.com

Attorneys for Plaintiffs and Counterdefendants Oracle International Corporation and Oracle America, Inc.

GIBSON, DUNN & CRUTCHER LLP
Jeffrey T. Thomas (pro hac vice)
Blaine H. Evanson (pro hac vice)
Joseph A. Gorman (pro hac vice)
Casey J. McCracken (pro hac vice)
3161 Michelson Drive
Irvine, CA 92612-4412
Telephone:    949.451.3800
jtthomas@gibsondunn.com
bevanson@gibsondunn.com
jgorman@gibsondunn.com
cmccracken@gibsondunn.com

GIBSON, DUNN & CRUTCHER LLP
Samuel G. Liversidge (pro hac vice)
Eric D. Vandevelde (pro hac vice)
Ilissa S. Samplin (pro hac vice)
333 South Grand Avenue
Los Angeles, CA 90071-3197
Telephone:    213.229.7000
sliversidge@gibsondunn.com
evandevelde@gibsondunn.com
isamplin@gibsondunn.com

WEIL, GOTSHAL & MANGES LLP
MARK A. PERRY (pro hac vice)
2001 M Street, N.W., Suite 600
Washington, DC 20036
Telephone: 202.682.7511
mark.perry@weil.com

RIMINI STREET, INC.
John P. Reilly (pro hac vice)
3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
Telephone:    336.908.6961
jreilly@riministreet.com

HOWARD & HOWARD ATTORNEYS
W. West Allen (Nevada Bar No. 5566)
3800 Howard Hughes Parkway, Suite 1000
Las Vegas, NV 89169
Telephone:    702.667.4843
wwa@h2law.com

Attorneys for Defendants and Counterclaimants Rimini Street, Inc., and Seth Ravin

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE

Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/24/22 Page 2 of 6

UNITED STATES DISTRICT COURT DISTRICT OF NEVADA
ORACLE INTERNATIONAL CORP., a California corporation, and ORACLE AMERICA, INC., a Delaware corporation,

Plaintiffs/ Counterdefendants,
v.

RIMINI STREET, INC., a Nevada corporation, and SETH RAVIN, an individual,

Defendants/ Counterclaimants.
Case No. 2:14-cv-01699-MMD-DJA STIPULATION OF DISMISSAL OF CERTAIN CLAIMS AND REMEDIES WITH PREJUDICE

Plaintiffs Oracle International Corp. and Oracle America, Inc. (together, “Oracle”) and Defendants Rimini Street, Inc. and Seth Ravin (together, “Defendants”; together with Oracle, “the Parties”) submit this Stipulation of Dismissal of Certain Claims with Prejudice pursuant to Federal Rule of Civil Procedure 41(a). The Parties, by and through their counsel of record, hereby agree and stipulate as follows:
1.    Oracle’s Fourth Claim for Relief for Inducing Breach of Contract (brought by Oracle America, Inc. against all Defendants) is dismissed with prejudice.
2.    Oracle’s Sixth Claim for Relief for Breach of Contract (brought by Oracle America, Inc. against Defendant Rimini Street, Inc.) is dismissed with prejudice.
3.    Oracle’s Ninth Claim for Relief for an Accounting (brought by Oracle America, Inc. and Oracle International Corp. against all Defendants) is dismissed with prejudice.
4.    Oracle’s claims in this case for monetary relief of any kind under any legal theory (including but not limited to claims for damages, restitution, unjust enrichment, and disgorgement, and including all monetary relief asserted in the Third Supplemental Expert Report of Elizabeth A. Dean) for all remaining causes of action pending in this case are dismissed with prejudice; provided, however, that the Parties each reserve the right to seek attorneys’ fees and/or

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE

Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/24/22 Page 3 of 6

costs to the extent permitted by law, and each Party reserves the right to oppose any such motion for attorneys’ fees and/or costs.
5.    Given that no jury triable issues remain, the Parties shall proceed with a bench trial on all non-monetary equitable claims on all causes of action except those dismissed in Paragraphs 1-3 above.
6.    Oracle contends that its dismissal of the above-described claims is not an admission or concession by Oracle that Oracle’s dismissed claims lacked merit. Rimini disagrees and reserves the right to argue otherwise.
7.    Nothing in this stipulation shall be construed as an admission or concession by Defendants that Oracle’s remaining claims have any merit, that equitable relief is available, or that Oracle is entitled to any equitable relief.
8.    Nothing in this stipulation shall be construed as an admission or concession by Plaintiffs that Rimini’s remaining claims have any merit, that equitable relief is available, or that Rimini is entitled to any equitable relief.

DATED: October 21, 2022	DATED: October 21, 2022

MORGAN, LEWIS & BOCKIUS LLP	GIBSON, DUNN & CRUTCHER LLP

By: /s/ Benjamin P. Smith	By: /s/Eric D. Vandevelde
Benjamin P. Smith	Eric D. Vandevelde

Attorneys for Plaintiffs and Counterdefendants Oracle America, Inc. and Oracle International Corporation	Attorneys for Defendants and Counterclaimants Rimini Street, Inc. and Seth Ravin

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE

Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/24/22 Page 4 of 6

IT IS SO ORDERED. DATED:October 24, 2022 /s/ Miranda M. Du MIRANDA M. DU UNITED STATES DISTRICT JUDGE

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE

Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/24/22 Page 5 of 6

ATTESTATION OF FILER The signatories to this document are Eric D. Vandevelde and me, and I have obtained Mr. Vandevelde’s concurrence to file this document on his behalf.
DATED: October 21, 2022
MORGAN, LEWIS & BOCKIUS LLP

By: /s/Benjamin P. Smith
Benjamin P. Smith

Attorneys for Plaintiffs and Counterdefendants Oracle International Corporation and Oracle America, Inc.

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE

Case 2:14-cv-01699-MMD-DJA Document 1421 Filed 10/24/22 Page 6 of 6

CERTIFICATE OF SERVICE

I hereby certify that on the 21stday of October, 2022, I electronically transmitted the foregoing STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE to the Clerk’s Office using the CM/ECF System for filing and transmittal of a Notice of Electronic Filing to all counsel in this matter; all counsel being registered to receive Electronic Filing.

DATED: October 21, 2022	MORGAN, LEWIS & BOCKIUS LLP

By: /s/Benjamin P. Smith
Benjamin P. Smith

Attorneys for Plaintiffs and Counterdefendants Oracle International Corporation and Oracle America, Inc.

STIPULATION OF DISMISSAL OF CERTAIN CLAIMS WITH PREJUDICE